SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2010

Oritani Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-34786	30-0628335
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

370 Pascack Road, Township of Washington, New Jersey	07676
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (201) 664-5400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01                      Other Events.

Oritani Financial Corp. (the “Company”) issued a proxy statement dated June 27, 2011 in connection with a Special Meeting of Stockholders to be held on July 26, 2011. The Special Meeting is for the purpose of voting on the Company’s 2011 Equity Incentive Plan. As disclosed by the Company in its prospectus dated May 10, 2010 for its second step conversion stock offering, the 2011 Equity Incentive Plan reserves 10% of the shares outstanding for awards of stock options, and 4% of the shares outstanding for awards of shares of restricted stock.  It also provides for a “double trigger” for the acceleration of the vesting of awards in the event of a change in control.

ISS Proxy Advisory Services (USA) (“ISS”) has published certain information regarding the Company’s three year “burn rate” for equity compensation awards (according to ISS, the three year burn rate shows how rapidly a company is using its shares reserved for equity plans).  The data published by ISS reflects information for the three year period ended June 30, 2010.  The Company’s 2011 fiscal year ended June 30, 2011, although results for that period have not yet been released.  With this filing, the Company is disclosing that the only equity awards granted during the fiscal year ended June 30, 2011 were 20,000 options to purchase common stock.  The Company is providing the following updated information as to the “burn rate” for equity compensation awards for the one and three fiscal year periods ended June 30, 2011:

	Full			Weighted
	Value		Adjusted	Shares	Burn Rate
Year	Awards	Options	Total	Outstanding	Adjusted	Unadjusted

2011	-	20,000	20,000	52,660,868	0.04%	0.04%
2010	-	30,000	30,000	53,559,000	0.06%	0.06%
2009	-	105,000	105,000	55,107,000	0.19%	0.19%

3 YEAR AVERAGE					0.09%	0.09%
1 YEAR					0.04%	0.04%

Based on the updated fiscal year ended June 30, 2011 information, the Company’s three year average adjusted burn rate is significantly lower than the industry average.

The Company also is announcing that its Board of Directors has adopted a Clawback Policy with respect to incentive compensation (including stock options and restricted stock awards), paid to the Company’s Named Executive Officers, pursuant to which payment and/or gains would be recovered if (1) the payments or awards were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, and (2) the amount of the incentive compensation, as calculated under the restated financial results, is less than the amount actually paid or awarded under the original financial results.

Item 9.01                      Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORITANI FINANCIAL CORP.
DATE: July 8, 2011	By:	/s/ John M. Fields, Jr.
John M. Fields, Jr.
Executive Vice President and Chief Financial Officer